UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: April 27, 2009 (June 7, 2007)
(Date of earliest event reported)

Debut Broadcasting Corporation, Inc.
(Exact name of registrant as specified in its charter)

NEVADA	000-50762	88-0417389
(State or other jurisdiction	(Commission	(IRS Employer

1025 16th Avenue South, Suite 102 Nashville TN, 37212
(Address of principal executive offices) (Zip Code)

(615) 301-0001
(Registrant’s telephone no., including area code)

1209 16th Avenue South
Nashville, TN 37212
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 – FINANCIAL INFORMATION

Item 2.01	Completion of Acquisition or Disposition of Assets.

FORWARD-LOOKING STATEMENTS. This current report contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that involve risks and uncertainties. In addition, the Registrant (Debut Broadcasting Corporation, Inc. a Nevada Corporation) may from time to time make oral forward-looking statements. Actual results are uncertain and may be impacted by many factors. In particular, certain risks and uncertainties that may impact the accuracy of the forward-looking statements with respect to revenues, expenses and operating results include without imitation; cycles of customer orders, general economic and competitive conditions and changing customer trends, technological advances and the number and timing of new product introductions, shipments of products and components from foreign suppliers, and changes in the mix of products ordered by customers. As a result, the actual results may differ materially from those projected in the forward-looking statements.

Because of these and other factors that may affect the Registrant's operating results, past financial performance should not be considered an indicator of future performance, and investors should not use historical trends to anticipate results or trends in future periods.

On June 7, 2007, we acquired assets, through our wholly-owned subsidiary, Debut Broadcasting Mississippi, Inc., a Mississippi corporation, comprising two radio broadcast stations identified as WNLA FM 105.5 MHz and WNLA AM 1380 kHz in Indianola, MS, from Shamrock Broadcasting, Inc., including all of the facilities, equipment, licenses and intellectual property necessary to operate these stations in exchange for a total purchase price of $300,000. A copy of the Asset Purchase Agreement is filed as an exhibit to this Current Report on Form 8-K. Except for the Asset Purchase Agreement, there is no material relationship between Shamrock Broadcasting, Inc. and us or any of our affiliates, directors, officers or any associate of any such director or officer.

On June 19, 2007, we acquired assets, through our wholly-owned subsidiary, Debut Broadcasting Mississippi, Inc., a Mississippi corporation, comprising three radio broadcast stations identified as WIQQ FM 102.3 MHz in Leland, MS, WBAQ FM 97.9 MHz and WNIX AM 1330 kHz in Greenville, MS, from River Broadcasting Company, including all of the facilities, equipment, licenses and intellectual property necessary to operate these stations in exchange for a total purchase price of $1,037,134. A copy of the Asset Purchase Agreement is filed as an exhibit to this Current Report on Form 8-K. Except for the Asset Purchase Agreement, there is no material relationship between River Broadcasting Company and us or any of our affiliates, directors, officers or any associate of any such director or officer.

SECTION 8 - OTHER EVENTS

Item 8.01	OTHER EVENTS

On February 1, 2009 the Registrant moved its corporate headquarters from 1209 16th Avenue South, Nashville, TN 37212 to 1025 16th Avenue South, Suite 102, Nashville, TN 37212

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	Financial Statements and Exhibits.

Financial Statements:

On or about June 19, 2007 the Registrant submitted Form 8K describing the acquisition of Shamrock Broadcasting, Inc., and River Broadcasting, Inc.

The audited financial statements were not available at the time of the initial filing on Form 8K are provided in this Form 8K-A.

(a) Financial Statements of Business Acquired

Page

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	1

THE RIVER BROADCASTING COMPANY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005 and 2006	2

Balance Sheet	2

Statement of Operations	3

Statement of Stockholders Deficit	4

Statement of Cash Flows	5

NOTES TO FINANCIAL STATEMENTS OF RIVER BROADCASTING COMPANY	6

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	1

SHAMROCK BROADCASTING COMPANY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005 and 2006	2

Balance Sheet	2

Statement of Operations	3

Statement of Stockholders Deficit	4

Statement of Cash Flows	5

NOTES TO FINANCIAL STATEMENTS OF SHAMROCK BROADCASTING COMPANY	6

(b) Pro Forma Financial Information.

Pro forma Consolidated Balance Sheet as of December 31, 2007.	13

Maddox Ungar Silberstein, PLLC CPAs and Business Advisors
Phone (248) 203-0080

Fax (248) 281-0940

30600 Telegraph Road, Suite 2175

Bingham Farms, MI 48025-4586

www.maddoxungar.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
The River Broadcasting Co.
Greenville, Mississippi

We have audited the accompanying balance sheets of The River Broadcasting Co., as of December 31, 2006 and 2005, and the related statements of operations, stockholders’ deficit, and cash flows for the years then ended.  These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Company has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The River Broadcasting Co., as of December 31, 2006 and 2005 and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States.

/s/ Maddox Ungar Silberstein, PLLC
Maddox Ungar Silberstein, PLLC

Bingham Farms, Michigan
December 3, 2008

THE RIVER BROADCASTING CO.
BALANCE SHEETS
AS OF DECEMBER 31, 2006 AND 2006

	2006	2005
ASSETS
Current Assets
Cash and cash equivalents	$4,198	$12,319
Accounts receivable, net	59,366	59,966
Total Current Assets	63,564	72,285

Property and equipment, net	131,299	151,392

Other Assets
Goodwill	290,048	290,048

TOTAL ASSETS	$484,911	$513,725

LIABILITIES AND STOCKHOLDERS’ DEFICIT

Current Liabilities
Accounts payable – trade	$37,642	$36,234
Accounts payable – shareholder	96,970	73,454
Accrued payroll taxes	579	1,167
Note Payable – current portion	310,334	337,450
Note Payable – related parties	247,700	199,800
Total Current Liabilities	693,225	648,105

TOTAL LIABILITIES	693,225	648,105

STOCKHOLDERS’ DEFICIT
Common stock, $1 par value	29,688	29,688
Additional paid in capital	114,232	114,232
Accumulated deficit	(352,234)	(278,300)
TOTAL STOCKHOLDERS’ DEFICIT	(208,314)	(134,380)

TOTAL LIABILITIES AND STOCKHOLDERS’ DEFICIT	$484,911	$513,725

The accompanying notes are an integral part of the financial statements

THE RIVER BROADCASTING CO.
STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005

	2006	2005
Gross Revenues	$418,584	$437,413

Operating Expenses	492,518	491,373

Operating Loss	(73,934)	(53,960)

Other Income (Expense)	0	(16,060)

Net Loss	$(73,934)	$(70,020)

Weighted Average Shares Outstanding: Basic and Diluted	29,688	29,688

Net Loss per Share	$(2.49)	$(2.47)

The accompanying notes are an integral part of the financial statements

THE RIVER BROADCASTING CO.
STATEMENT OF STOCKHOLDERS’ DEFICIT
AS OF DECEMBER 31, 2006

	Common Stock		Additional Paid	Accumulated
	Shares	Amount	in Capital	Deficit	Total

Beginning Balance,
January 1, 2005	29,688	$29,688	$114,232	$(208,280)	$(178,592)

Net Loss for
the Year Ended
December, 31, 2005				(70,020)	(70,020)

Balance,
December 31, 2005	29,688	29,688	114,232	(278,300)	(134,380)

Net Loss for
the Year Ended
December 31, 2006				(73,934)	(73,934)

Ending Balance,
December 31, 2006	29,688	$29,688	$114,232	$(352,234)	$(208,314)

The accompanying notes are an integral part of the financial statements.

THE RIVER BROADCASTING CO.
STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005

	2006	2005
Cash Flows from Operating Activities:
Net loss for the year	$(73,934)	$(70,020)

Adjustments to Reconcile Net Loss to Net Cash Used in Operating Activities:
Depreciation expense	29,553	27,767
Changes in Assets and Liabilities
Decrease in accounts receivable, net	600	33,362
Increase in accounts payable – trade	1,408	23,910
Increase in accounts payable - shareholder	23,516	7,500
(Decrease) in accrued expenses and taxes	(588)	(1,612)
Net Cash Provided By (Used in) Operating Activities	(19,445)	20,907

Cash Flows from Investing Activities:
Acquisition of property and equipment	(9,460)	0
Net Cash Used in Investing Activities	(9,460)	0

Cash Flows from Financing Activities:
Proceeds of notes payable – related parties	62,449	0
Payments of notes payable – related parties	(14,549)	0
Proceeds of notes payable	0	593
Payments of notes payable	(27,116)	(30,950)
Net Cash Provided By (Used in) Financing Activities	20,784	(30,357)

Net Decrease in Cash and Cash Equivalents	(8,121)	(9,450)

Cash and Cash Equivalents – Beginning	12,319	21,769

Cash and Cash Equivalents – Ending	$4,198	$12,319

Supplemental Cash Flow Information:
Cash Paid for Interest	$23,716	$23,743
Cash Paid for Income Taxes	$0	$0

The accompanying notes are an integral part of the financial statements.

THE RIVER BROADCASTING CO.
 NOTES TO FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2006 AND 2005

1. Organization

The River Broadcasting Company, Inc. (the “Company”) is  a privately held company, founded in 1979 located in Greenville, Mississippi and conducts business from its principal executive office at 800 Hwy 1 South, Delta Plaza Mall, Greenville, MS 38702.  The  Company owns and operates three radio stations in Mississippi.

2. Summary of Significant Accounting Policies

Accounts Receivable
The Company uses the allowance method for determining the collectability of our accounts receivable.  The allowance method recognizes bad debt expense following a review of the individual accounts outstanding in light of the surrounding facts.  Accounts receivable are reported at their outstanding unpaid principal balances reduced by an allowance for doubtful accounts based on historical bad debts, factors related to specific customers’ ability to pay and economic trends.  Accounts receivable are written off against the allowance when a balance is determined to be uncollectible.  Accounts receivable on the consolidated balance sheet is stated net of the allowance for doubtful accounts.

Property and equipment
Property and equipment are recorded at cost.  Depreciation is calculated using the straight-line method over the estimated useful life of the assets. Building improvements are amortized using the straight-line method over the term of the lease or the useful life of the improvements, whichever is shorter. Accelerated depreciation methods are generally used for income tax purposes.  Repairs and maintenance costs are charged directly to expense as incurred.

Goodwill

Goodwill is the excess of the purchase price over the fair value of identifiable net assets acquired in business combinations accounted for under the purchase method as described in SFAS No. 142, Goodwill and Other Intangible Assets.  Goodwill is tested for impairment yearly.  The Company recognizes fair values utilizing widely accepted valuation techniques, including discounted cash flows and market multiple analyses.

Income Taxes

The Company has, with the consent of its stockholders, made an election under the Internal Revenue Code to be treated as an S Corporation for Federal tax purposes.  Accordingly, the stockholders report the Company’s taxable income and deductions on their individual income tax return.  Therefore, the Company has made no provision for Federal income taxes.

THE RIVER BROADCASTING CO.
 NOTES TO FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2006 AND 2005

2. Summary of Significant Accounting Policies (continued)

Use of Estimates

In preparing the financial statements in conformity with accounting principles generally accepted in the United States (GAAP), the Company is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and revenue and expenses during the reporting period.  Actual results could differ materially from our estimates.

Revenue and Cost Recognition

The Company recognizes its advertising and programming revenues when the advertisements air on its radio stations.  Generally, the Company is paid by local businesses who contract for advertising services with the company.

New Accounting Pronouncements

The Company does not expect the adoption of recently issued accounting pronouncements to have a significant impact on the Company’s results of operations, financial position or cash flow.

3.  Property and Equipment

Property and equipment consisted of the following at December 31:

	2006	2005
Land	$156,474	$156,474
Buildings	22,545	22,545
Leasehold improvements	2,116	2,116
Furniture and fixtures	69,049	66,471
Studio equipment	316,274	309,392
Transmitter equipment	123,035	123,035
Mobile studio equipment	19,070	19,070
Towers	95,430	95,430
Subtotal	803,993	794,533
Accumulated depreciation	(672,694)	(643,141)
Property and equipment, net	$131,299	$151,392

Depreciation expense was $29,553 and $27,767 in 2006 and 2005, respectively.

THE RIVER BROADCASTING CO.
 NOTES TO FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2006 AND 2005
4.  Notes Payable

Notes payable consists of the following at December 31:

	2006	2005
Note Payable – Related parties	$247,700	$199,800
Note Payable – Planters Bank	310,334	337,450
Total Notes Payable	$558,034	$537,250

The related party notes consist of notes payable to shareholders of the Company.  All related party notes are unsecured, interest free and due on demand.

The Planters bank note is renewable yearly and bears 6.85% interest.  The note is secured by the assets of the Company.

Future principal payments under note payable obligations as of December 31, 2007 and for each of the remaining years and in the aggregate are as follows:

Year Ending	Amount
December 31, 2007	$558,034
2008	0
2009	0
2010	0
2011	0
Total	$558,034

5. Commitments and Contingencies

Operating Leases
Future minimum cash lease commitments under all non-cancellable leases in effect at December 31, 2006 were as follows:

Year ending	Lease Commitments
December 31, 2007	$6,750
2008	0
2009	0
2010	0
2011	0
Total	$6,750

The Company leases their offices for $1,125 per month. The lease expired July 1, 2007 and the Company continued on a month to month basis after that date.

THE RIVER BROADCASTING CO.
 NOTES TO FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2006 AND 2005

6. Subsequent Event

On June 19, 2007, the Company was acquired by Debut Broadcasting of Nashville, TN.  Included in the purchase were all of the facilities, equipment, licenses and intellectual property necessary to operate the stations, in exchange for $1,037,134.

Maddox Ungar Silberstein, PLLC CPAs and Business Advisors

Phone (248) 203-0080

Fax (248) 281-0940

30600 Telegraph Road, Suite 2175

Bingham Farms, MI 48025-4586

www.maddoxungar.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
Shamrock Broadcasting, Inc.
Indianola, MS

We have audited the accompanying balance sheets of Shamrock Broadcasting, Inc., as of December 31, 2006 and 2005, and the related statements of operations, stockholder’s equity, and cash flows for the years then ended.  These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Company has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Shamrock Broadcasting, Inc., as of December 31, 2006 and 2005 and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States.

/s/ Maddox Ungar Silberstein, PLLC
Maddox Ungar Silberstein, PLLC

Bingham Farms, Michigan
December 9, 2008

SHAMROCK BROADCASTING, INC.
BALANCE SHEETS
AS OF DECEMBER 31, 2006 AND 2005

	2006	2005
ASSETS
Current Assets
Cash and cash equivalents	$0	$2,918
Accounts receivable – trade, net	15,027	11,418
Accounts receivable – employees	2,470	1,600
Total Current Assets	17,497	15,936
Property and equipment, net	51,302	55,797
Other Assets
Frequency licenses	75,000	75,000
Goodwill	2,500	2,500
Total Other Assets	77,500	77,500

TOTAL ASSETS	$146,299	$149,233

LIABILITIES AND STOCKHOLDER’S EQUITY

Current Liabilities
Accounts payable	$6,205	$6,848
Accrued payroll taxes	317	793
Notes payable – current portion	11,913	8,913
Notes payable – related party	62,500	73,000
Total Current Liabilities	80,935	89,554
Long-Term Debt
Notes payable	7,927	14,327

TOTAL LIABILITIES	88,862	103,881

TOTAL LIABILITIES AND STOCKHOLDER’S EQUITY	$146,299	$149,233

The accompanying notes are an integral part of the financial statements.

SHAMROCK BROADCASTING, INC.
STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005

	2006	2005
Gross Revenues	$144,799	$152,343

Operating Expenses	132,744	143,424

Operating Income	12,055	8,919

Other Income	30	824

Net Income	$12,085	$9,743

Weighted Average Shares Outstanding: Basic and Diluted	1,000,000	1,000,000

Net Income per Share	$0.01	$0.01

The accompanying notes are an integral part of the financial statements.

SHAMROCK BROADCASTING, INC.
STATEMENT OF STOCKHOLDER’S EQUITY
AS OF DECEMBER 31, 2006

	Common Stock		Additional Paid	Retained
	Shares	Amount	in Capital	Earnings	Total

Beginning Balance,
January 1, 2005	1,000,000	$1,000	$0	$34,609	$35,609

Net Income for
the Year Ended
December, 31, 2005				9,743	9,743

Balance,
December 31, 2005	1,000,000	1,000	0	44,352	45,352

Net Income for
the Year Ended
December 31, 2006				12,085	12,085

Ending Balance,
December 31, 2006	1,000,000	$1,000	$0	$56,437	$57,437

The accompanying notes are an integral part of the financial statements.

SHAMROCK BROADCASTING, INC.
STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005

	2006	2005
Cash Flows from Operating Activities:
Net income for the year	$12,085	$9,743

Adjustments to Reconcile Net Loss to Net Cash Used in Operating Activities:
Depreciation expense	7,243	10,880
Changes in Assets and Liabilities
(Increase) decrease in accounts receivable	(3,609)	14,359
(Increase) decrease in accounts receivable – employees	(870)	25
(Decrease) in accounts payable	(643)	(4,969)
Increase (decrease) in accrued payroll taxes	(476)	418
Net Cash Provided By Operating Activities	13,730	30,456

Cash Flows from Investing Activities:
Acquisition of property and equipment	(2,748)	(4,243)
Net Cash Used in Investing Activities	(2,748)	(4,243)

Cash Flows from Financing Activities:
Payments of notes payable	(8,969)	(31,831)
Payments of notes payable – related party	(10,500)	(2,000)
Proceeds from notes payable	5,569	332
Net Cash (Used in) Financing Activities	(13,900)	(33,499)

Net (Decrease) in Cash and Cash Equivalents	(2,918)	(7,286)

Cash and Cash Equivalents – Beginning	2,918	10,204

Cash and Cash Equivalents – Ending	$0	$2,918

Supplemental Cash Flow Information:
Cash Paid for Interest	$50	$436
Cash Paid for Income Taxes	$0	$0

The accompanying notes are an integral part of the financial statements.

SHAMROCK BROADCASTING, INC.

 NOTES TO FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2006 AND 2005

1. Organization

Shamrock Broadcasting, Inc (the “Company”) is a privately held company, founded in 1984 located and conducts business from its principal executive office at 1220 Bayou Drive, Indianola MS 38751.  The Company owns and operates two radio stations in Mississippi.

2. Summary of Significant Accounting Policies

Accounts Receivable

The Company uses the allowance method for determining the collectability of our accounts receivable.  The allowance method recognizes bad debt expense following a review of the individual accounts outstanding in light of the surrounding facts.  Accounts receivable are reported at their outstanding unpaid principal balances reduced by an allowance for doubtful accounts based on historical bad debts, factors related to specific customers’ ability to pay and economic trends.  Accounts receivable are written off against the allowance when a balance is determined to be uncollectible.  Accounts receivable on the consolidated balance sheet is stated net of the allowance for doubtful accounts.

Property and equipment
Property and equipment are recorded at cost.  Depreciation is calculated using the straight-line method over the estimated useful life of the assets. Building improvements are amortized using the straight-line method over the term of the lease or the useful life of the improvements, whichever is shorter. Accelerated depreciation methods are generally used for income tax purposes.  Repairs and maintenance costs are charged directly to expense as incurred.

Goodwill

Goodwill is the excess of the purchase price over the fair value of identifiable net assets acquired in business combinations accounted for under the purchase method as described in SFAS No. 142, Goodwill and Other Intangible Assets.  Goodwill is tested yearly or impairment.  The Company recognizes fair values utilizing widely accepted valuation techniques, including discounted cash flows and market multiple analyses.

Income Taxes

The Company has, with the consent of its stockholder, made an election under the Internal Revenue Code to be treated as an S Corporation for Federal tax purposes.  Accordingly, the stockholder reports the Company’s taxable income and deductions on his individual income tax return.  Therefore, the Company has made no provision for Federal income taxes.

SHAMROCK BROADCASTING, INC.

 NOTES TO FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2006 AND 2005

2. Summary of Significant Accounting Policies (continued)

Use of Estimates

In preparing the financial statements in conformity with accounting principles generally accepted in the United States (GAAP), the Company is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and revenue and expenses during the reporting period.  Actual results could differ materially from our estimates.

Revenue and Cost Recognition

The Company recognizes its advertising and programming revenues when the Company’s radio shows air on its contracted radio station affiliates.  Generally, the Company is paid by a national advertising agency, which sells the commercial time provided by the affiliate.

As the Company earns its revenue from the national advertising agency, it also recognizes any amounts due to the individual shows, which are based on the audience level generated by the specific program.  Expenses are accrued at the time the shows are run.

New Accounting Pronouncements

The Company does not expect the adoption of recently issued accounting pronouncements to have a significant impact on the Company’s results of operation, financial position or cash flow.

3.  Property and Equipment

Property and equipment consisted of the following at December 31:

	2006	2005
Land	$17,431	$17,431
Leasehold improvements	48,946	48,946
Broadcasting equipment	500,249	497,502
Studio office equipment	84,687	84,687
Record library	15,176	15,176
Towers	820	820
Automobiles	83,234	83,234
Subtotal	750,543	747,796
Accumulated depreciation	(699,241)	(691,999)
Property and equipment, net	$51,302	$55,797

Depreciation expense was $7,243 and $10,880 in 2006 and 2005, respectively.

SHAMROCK BROADCASTING, INC.

 NOTES TO FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2006 AND 2005

4.  Long-Term Debt

Long-term debt consists of the following at December 31:

	2006	2005
Note Payable – Related party	$62,500	$73,000
Note Payable – Planters Bank	5,119	0
Note Payable – Amsouth	14,721	23,240
Less current portion	(74,413)	(81,913)
Long-Term Debt	$7,927	$14,327

The related party note is to G. M. Brophy, a shareholder of the Company, and is unsecured, interest free due on demand.

The note payable to Planters Bank is a commercial line of credit that is drawn upon as needed by the Company.  The note renews yearly and bears an interest rate of 6.85%.

The note payable to Amsouth consists of two auto loans that will be paid off in full on May 31, 2008 and November 30, 2008, respectively.

Future principal payments under note payable obligations as of December 31, 2006 and for each of the remaining years and in the aggregate are as follows:

Year Ending	Amount
December 31, 2007	$74,413
2008	7,927
2009	0
2010	0
2011	0
Total	$82,340

5.  Subsequent Event

On June 7, 2007, the Company was acquired by Debut Broadcasting, Inc. of Nashville, TN.  Included in the purchase were all of the facilities, equipment, licenses and intellectual property necessary to operate these stations, in exchange for $300,000.  In a separate agreement, the Company sold the accounts receivable to Debut Broadcasting, Inc. in exchange for a $10,134 promissory note receivable in equal installments made in each of three months following completion of the transaction.

DEBUT BROADCASTING CORPORATION, INC
PROFORMA - CONSOLIDATING BALANCE SHEET
3/31/2007 (UNAUDITED)

	The	Shamrock	River
	Marketing Group	Broadcasting,	Broadcasting
	Inc.	Inc.	Inc.	Consolidated
ASSETS
Current Assets
Cash	$30,003	$384	$6,288	$36,675
Accounts Receivable	403,315	19,654	53,090	476,059
Total Current Assets	433,318	19,948	59,378	$512,734

Property and Equipment, Net	58,639	125,106	124,399	$308,144

Other Assets
Goodwill	--	2,500	290,048	$292,548
Total Other Assets	11,520	2,500	290,048	$304,068

TOTAL ASSETS	$491,957	$147,554	$473,825	$1,113,336

LIABILITIES AND STOCKHOLDERS' DEFICIT
Current Liabilities
Accounts Payable -Trade	$208,119	$5,966	$44,145	$258,230
Accounts Payable - Shareholder	--	--	107,820	107,820

Accrued Expenses	58,180	278	441	58,899
Notes Payable	844,278	17,711	302,211	1,164,200
Notes Payable - Related Party	215,157	73,000	255,700	543,857
TOTAL LIABILITIES	1,325,735	96,955	710,317	2,133,007
STOCKHOLDERS' DEFICIT
Common stock	$1,000	$1,000	$29,688	$31,688
Additional Paid in Capital	--	114,232	114,232

Retained Earnings (Accumulated Deficit)	$(834,778)	49,599	$(380,412)	$(1,165,591)

TOTAL STOCKHOLDERS' DEFICIT	(833,778)	50.599	(236,492)	(1,070,219)
TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT	$491,957	$147,554	$473,825

Exhibits:

Exhibit No.	Document Description

10.1	Asset Purchase Agreement by and between Shamrock Broadcasting and Debut Broadcasting (incorporated herein by reference).

10.2	Asset Purchase Agreement by and between River Broadcasting and Debut Broadcasting (incorporated herein by reference).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 27, 2009	By:	/s/ SARIAH HOPKINS
Sariah Hopkins
Chief Financial Officer
(Principal Financial And Accounting Officer)